EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Drinks Americas Holdings, Ltd (the "Company") on Form 10-KSB for the fiscal year ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Patrick Kenny, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ J. Patrick Kenny                                    August 15, 2005
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J. Patrick Kenny,
Chief Executive Officer